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                                                                  EXHIBIT 10.52

              CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE

$1,000,000                                                 AS OF MARCH 24, 2000
                                                       SADDLE BROOK, NEW JERSEY

        WHEREAS, VORNADO REALTY TRUST, a Maryland real estate investment trust ("Payee"), having principal offices located at Park 80 West Plaza II, Saddle Brook, New Jersey 07663, is the holder of the following promissory notes (collectively, the "Underlying Note"): (i) that certain Mortgage Note, dated as of May 29, 1998, by Thomas Wajnert and Theresa Wajnert, as payor, and Merrill Lynch Credit Corporation, as payee, in the original principal amount of $1,000,000 (of which $931,103.17 remains outstanding as of the date hereof), and (ii) that certain Gap Promissory Note, of even date herewith, made by Melvyn Blum, an individual residing at 1 Central Park West, Apt. 27G, New
York, NY 10023 ("Payor"), as payor and Payee, as payee, in the original principal amount of 68,896.83 (all of which remains outstanding as of the date hereof);

        WHEREAS, Payor and Payee desire to consolidate, amend and restate the terms and conditions of the promissory notes comprising the Underlying Note in their entirety in the manner hereinafter set forth.

        NOW, THEREFORE, by Payor's execution and delivery of this Note, and Payee's acceptance of delivery of this Note, this Note is deemed to consolidate, amend and restate the terms of the Underlying Note, and the Underlying Note is hereby consolidated, amended and restated in its entirety to read as follows:

        FOR VALUE RECEIVED, the undersigned, Payor, hereby promises to pay to the order of Payee, at its principal offices located at Park 80 West Plaza II, Saddle Brook, New Jersey 07663, the principal amount of ONE MILLION DOLLARS ($1,000,000). Interest shall accrue on this Note at a rate per annum equal to six and 63/100 (6.63%) percent from and after the date set forth above, and accrued and unpaid interest shall be due and payable quarterly in arrears on the tenth day following the payment of the Payee's regular quarterly dividend to its stockholders (or if no dividend is paid during any calendar quarter, on the last business day of such calendar quarter), until the principal amount of this Note and all accrued interest hereon shall have been paid in full.

        The principal amount hereof and all accrued and unpaid interest hereon shall be due and payable on the Maturity Date. The term "Maturity Date" shall mean the earliest of (i) the fifth anniversary of the date of this Promissory Note, (ii) other than as provided in (iii) below, the thirtieth (30th) day after the termination of Payor's employment by Payee for any reason or no reason, (iii) the termination of Payor's employment by Payee for Cause (as defined in the Employment Agreement, dated as of January 24, 2000, between Payee and Payor, as amended (the "Employment Agreement").

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        Interest due in this Note shall be calculated on the basis of a 365-day year for the actual number of days elapsed during the applicable period. Any payment required to be made hereunder on a day which is not a business day shall be due and owing on the first business day thereafter. Failure by the Payor to pay any sum due hereunder when due and payable which has not been cured by the Payor within 30 days following actual receipt of written notice given by the Payee, or the occurrence of an event of default under any of the Loan Documents (as defined below), shall constitute an event of default under this Note and the payee may, at its sole option exercised by notice to the Payor, declare the entire outstanding principal balance hereof, together with all unpaid interest accrued hereon, to be immediately due and payable in full. Upon the occurrence of an event of default hereunder, the Payee may exercise all rights and remedies available to it under the Loan Documents, hereunder or otherwise.

        The Payor shall have the right to repay all or any portion of the amounts evidenced by this Note at any time without premium or penalty; provided, however, such repayment shall include all interest accrued and unpaid hereunder as of the date of such prepayment.

        This Note is secured by (i) the Consolidated, Amended and Restated Mortgage, dated as of the date of this Note, made by Payor and Payor's spouse in favor of the Payee (the "Restated Mortgage"), and (ii) such other security or supporting documents as are executed in conjunction with therewith (collectively, the "Loan Documents"). Payee or any subsequent holder of this
Note is entitled to all benefits provided for in the Loan Documents or referred to therein.

        If this Note is collected by legal proceedings (including proceedings in the probate or bankruptcy courts) then all costs and expenses of collection or enforcement shall be added to the principal of, and be collectible as part of, this Note.

        In case any one or more of the provisions of this Note shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        THIS NOTE SHALL BE INTERPRETED AND THE OBLIGATIONS OF THE BORROWER HEREUNDER DETERMINED IN ACCORDANCE WiTH THE LAWS (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW JERSEY.

        IN WITNESS WHEREOF, the Payor has caused this instrument to be duly executed on the date in the year first above written.


                                            /s/ MELVYN BLUM
                                            --------------------
                                                Melvyn Blum

SIGNATURE PAGE TO $1,000,000.00 CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE DATED AS OF MARCH 24, 2000 PAYABLE TO VORNADO REALTY TRUST.

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                              GAP PROMISSORY NOTE

$68,896.83                                                 AS OF MARCH 24, 2000
                                                       SADDLE BROOK, NEW JERSEY

        FOR VALUE RECEIVED, the undersigned, Melvyn Blum, an individual residing at 1 Central Park West, Apt. 27G, New York, NY 10023 ("Payor"), hereby promises to pay to the order of VORNADO REALTY TRUST, a Maryland real estate investment trust ("Payee"), or its order, at its principal offices located at Park 80 West Plaza II, Saddle Brook, New Jersey 07663, the principal amount of SIXTY-EIGHT THOUSAND EIGHT HUNDRED NINETY-SIX and 83/100 DOLLARS ($68,896.83). Interest shall accrue on this Note at a rate per annum equal to six and 63/100 (6.63%) percent from and after the date set forth above, and accrued and unpaid interest shall be due and payable quarterly in arrears on the tenth day following the payment of the Payee's regular quarterly dividend to its stockholders (or if no dividend is paid during any calendar quarter, on the last business day of such calendar quarter), until the principal amount of this Note and all accrued interest hereon shall have been paid in full.

        The principal amount hereof and all accrued and unpaid interest hereon shall be due and payable on the Maturity Date. The term "Maturity Date" shall mean the earliest of (i) the fifth anniversary of the date of this Promissory Note, (ii) other than as provided in (iii) below, the thirtieth (30th) day after the termination of Payor's employment by Payee for any reason or no reason, (iii) the termination of Payor's employment by Payee for Cause (as defined in the Employment Agreement, dated as of January 24, 2000, between Payee and Payor, as amended (the "Employment Agreement").

        Interest due on this Note shall be calculated on the basis of a 365-day year for the actual number of days elapsed during the applicable period. Any payment required to be made hereunder on a day which is not a business day shall be due and owing on the first business day thereafter. Failure by the Payor to pay any sum due hereunder when due and payable which has not been cured by the Payor within 30 days following actual receipt of written notice given by the Payee, or the occurrence of an event of default under any of the Loan Documents (as defined below), shall constitute an event of default under this Note and the Payee may, at its sole option exercised by notice to the Payor, declare the entire outstanding principal balance hereof, together with all unpaid interest accrued hereon, to be immediately due and payable in full. Upon the occurrence of an event of default hereunder, the Payee may exercise all rights and remedies available to it under the Loan Documents, hereunder or otherwise.

        The Payer shall have the right to prepay all or any portion of the amounts evidenced by this Note at any time without premium or penalty; provided, however, such prepayment shall include all interest accrued and unpaid hereunder as of the date of such prepayment.

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        This Note is secured by (i) the Gap Mortgage, dated as of the date of this Gap Promissory Note, made by Payor and Payor's spouse in favor of the Payee (the "Gap Mortgage"), and (ii) such other security or supporting documents as are executed in conjunction with therewith (collectively, the "Loan Documents"). Payee or any subsequent holder of this Note is entitled to all the benefits provided for in the Loan Documents or referred to therein.

        If this Note is collected by legal proceedings (including proceedings in the probate or bankruptcy courts) then all costs and expenses of collection or enforcement shall be added to the principal of, and be collectible as part of, this Note.

        In case any one or more of the provisions of this note shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions continued herein shall not in any way be affected or impaired thereby.

        THIS NOTE SHALL BE INTERPRETED AND THE OBLIGATIONS OF THE BORROWER HEREUNDER DETERMINED IN ACCORDANCE WITH THE LAWS (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW JERSEY.




        IN WITNESS WHEREOF, the Payor has caused this instrument to be duly executed on the date in the year first above written.


                                            /s/ MELVYN BLUM
                                            --------------------
                                                Melvyn Blum

SIGNATURE PAGE TO $68,896.83 GAP PROMISSORY NOTE DATED AS OF MARCH 24, 2000 PAYABLE TO VORNADO REALTY TRUST.


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State of New York

County of New York

         On the 24th day of March, in the year 2000, before me, the undersigned, a notary public in and for said State, personally appeared Melvyn Blum, personally know to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his] capacity, and that by his signature on the instrument, the individual, or the person on behalf of which acted, executed the instrument.


                                             /s/ JEFFREY LEVITIN
                                          --------------------------
                                          Notary Public

                                               JEFFREY LEVITIN
                                       Notary Public, State of New York
                                               No. 02LE6028334
                                          Qualified in King County
                                       Commission Expires Aug. 10, 2001



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